UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 3, 2015

AUTHENTIDATE HOLDING CORP.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER: 0-20190

DELAWARE	14-1673067
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Connell Corporate Center

300 Connell Drive, 5th Floor

Berkeley Heights, New Jersey 07922

(Address and zip code of principal executive offices)

(908) 787-1700

(Registrant’s telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 3, 2015, Authentidate Holding Corp. (the “Company”) entered into an agreement (the “Amendment Agreement”) with the holder (the “Holder”) of a promissory note in the aggregate principal amount of $950,000 issued February 17, 2105 (the “Prior Note”) in order to amend such Prior Note to extend its maturity date from March 19, 2015 to July 2, 2015. In addition, pursuant to the Amendment Agreement, the Company also agreed to grant the Holder the right to exchange the principal amount of the Prior Note (and unpaid interest thereon) into the securities of the Company sold in the next financing, as defined in the Amendment Agreement. In consideration of waivers previously granted by the Holder of potential events of default under the Prior Note and the amendment to the Prior Note to extend the maturity date, the Company agreed to issue the Holder warrants to purchase an aggregate of 3,166,667 shares of common stock of the Company, which warrants are exercisable for a period of 54 months commencing six months following the date of issuance, at an exercise price equal to $0.31 per share. The exercise price of these warrants is subject to adjustment in the case of stock splits, stock dividends, combinations of shares and similar recapitalization transactions.

The holder of the Prior Note is an entity controlled by Douglas B. Luce, the brother of J. David Luce, a member of the Board of Directors of the Company. The description of the terms and conditions of the Amendment Agreement and related warrants does not purport to be complete and is qualified in its entirety by the full text of the form of the Amendment Agreement and the related warrants, which documents have been filed as exhibits to this Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information disclosed in Item 1.01 of this Current Report on Form 8-K concerning the issuance of the common stock purchase warrants is incorporated by reference into this Item 3.02. The sale and issuance of such warrants (and the issuance of shares of the Company’s common stock upon exercise thereof) have been determined to be exempt from registration under the Securities Act of 1933, in reliance on Section 4(a)(2) thereof as a transaction by an issuer not involving a public offering, in which the investors are accredited and have acquired the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof. Such securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This disclosure does not constitute an offer to sell or the solicitation of an offer to buy any of the Company’s securities, nor will there be any sales of these securities by the Company in any state or jurisdiction in which the offer, solicitation or sale would be unlawful.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Title or Description

4.1	Form of Common Stock Purchase Warrant

10.1	Note Amendment Agreement between Authentidate Holding Corp. and the Holder named therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AUTHENTIDATE HOLDING CORP.

By:	/s/ William A. Marshall
Name:	William A. Marshall
Title:	Chief Financial Officer

Date: April 9, 2015

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

4.1	Form of Common Stock Purchase Warrant

10.1	Note Amendment Agreement between Authentidate Holding Corp. and the Holder named therein.

4